---------------------


                                  EXHIBIT 10.7

                              EMPLOYMENT AGREEMENT
                          WITH JAMES JEFFERSON TORBERT


                              ---------------------

                              EMPLOYMENT AGREEMENT



         AGREEMENT dated March 1, 1999, between Valley National Bank (the "Employer"), and James Jefferson Torbert (the "Employee"). For and in consideration of $100, the employment provisions described below, and good and valuable other consideration, the parties agree as follows:

         1. Employment. The Employer employs the Employee and the Employee accepts employment upon the terms and conditions of this Agreement.

         2. Term. The term of this Agreement shall begin on March 1, 1999 and shall terminate on the same date in 2001. The term automatically shall extend for additional periods of one (1) year at the end of each term unless written notice has been given by either party to terminate within 30 days prior to the end of the current term.

         3. Compensation. As compensation for the services to be rendered by Employee during the period of his employment hereunder, and upon the condition that Employee shall fully and faithfully keep and perform all of the terms and conditions hereof, Employer shall pay Employee a salary of $65,000 ("Base Salary") per year, less income tax withholdings and other normal employee deductions, provided, that the rate of such Base Salary shall be reviewed by the Board of Directors not less often than annually. Such Base Salary, or increased rate of salary, if any, as the case may be, may be further increased (but not decreased) from time to time in such amounts as the Board of Directors in its discretion may decide. Such Base Salary shall be payable in accordance with the customary payroll practices of Employer, but in no event less frequently than monthly. This Agreement shall not be deemed terminated if the Board of Directors or stockholders of Employer shall determine to increase the compensation of Employee for any period of time.

         4. Duties. The Employee is engaged as Executive Vice President of the Employer. The precise services of the Employee may be extended or curtailed by the Employer from time to time. If the Employee is elected or appointed a director or an officer of the Employer, the Employee will serve in such capacity or capacities without further compensation; but nothing shall be construed as requiring the election or appointment of the Employee as such director or officer.

         5. Extent of Services. The Employee shall devote his entire time, attention and energies to the Employer's business and shall not during the term of this Agreement be engaged in any other business activity, whether or not such business activity is pursued for gain, profit, or other pecuniary advantage. However, the Employee may invest his assets in such form or manner as will not require his services in the operation of the affairs of the companies in which such investments are made.

         6. Working Facilities. The Employee shall have a private office and such other facilities and services as are suitable to his position and appropriate for the performance of his duties.

         7. Disclosure of Information. The Employee acknowledges that the list of the Employer's customers as it may exist from time to time is a valuable, special, and unique asset of the Employer's business. The Employee will not, during or after the term of his employment, disclose the list of the Employer's customers or any part thereof to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever. In the event of a breach or threatened breach by the Employee of the provisions of this paragraph, the Employer shall be entitled to an injunction restraining the Employee from disclosing, in whole or in part, the list of the Employer's customers, or from rendering any services to any person, firm, corporation, association, or other entity to whom such list, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein shall be construed as prohibiting the

Employer from pursuing any other remedies available to the Employer for such breach or threatened breach, including the recovery of damages from the Employee.

         8. Expenses. The Employee may incur reasonable expenses for promoting the Employer's business, including expenses for entertainment, travel, and similar items. The Employer will reimburse the Employee for all such expenses upon the Employee's periodic presentation of an itemized account of such expenditures. In addition, Employee shall have a $550 per month automobile allowance.

         9. Vacations. The Employee shall be entitled each calendar year to a vacation of three (3) weeks, during which time his compensation shall be paid in full.

         10. Force Majeure and Disability. If Employer is unable to conduct its business, or a substantial portion thereof, by virtue of governmental regulation or order, or by strike, war, fire, earthquake, hurricane, or similar acts of god, or other calamity (declared or undeclared), or because of other similar or dissimilar cause beyond control of Employer (all of which events are hereinafter sometimes referred to as "Force Majeure"), or in the event Employee suffers a disability which prevents him from performing his services hereunder (herein called a "Disability"), Employer shall, in the event the Force Majeure and/or Disability continue for at least eight aggregate weeks during any four-month period, have the right to suspend the operation of this Agreement for the duration of said Force Majeure and/or Disability (except for any benefits payable to Employee under such benefit plans generally available to all executive employees), and Employer shall, at its option, have the right to add a period equal to such suspension to the Term hereof.

         11. Termination With Cause. With cause, the Employer may terminate this Agreement at any time upon written notice to the Employee. In such event, the Employee, if requested by the Employer, shall continue to render his services, and shall be paid his regular compensation up to the date of termination. As used in Section, termination for "cause" shall be deemed to have occurred if Employee has breached this Agreement and the Employer gives notice in writing, delivered to the Employee and providing ten (10) calendar days, from the date of delivery of the notice, within which the Employee has the opportunity to cure, if possible, the breach. In addition, cause for termination shall exist if Employee engages in any of the following conduct while an employee of the
Employer: (1) willful and knowing dishonesty in communication of any kind on any material subject for any purpose either to the Employer or to any person or entity for or on behalf of the Employer; (2) obtaining from any person or entity, other than from the Employer, anything of value in return for or because of rendering service or advice which, under the circumstances, might reasonably be construed as part of the duties expected of an employee of the Employer; (3) use of more than an insubstantial and quantitatively small amount of time during normal business hours of the Employer for activities not calculated and reasonably designed to produce profit for the Employer; (4) theft, embezzlement, false entries on records, misapplication of funds or property, misappropriation of any asset, any conduct resulting in conversion of any kind, or any actual or constructive fraud; (5) at any time during or after employment at the Employer, imparting confidential information, whether proprietary or non-proprietary, to any person other than (i) an authorized employee of the Employer; or (ii) as required by law, or (iii) as part of a privileged communication to an attorney;
(6) gross neglect of duty, including, but not limited to, failure or refusal to attend to the duties of employment at the Employer; (7) participating in any conduct involving moral turpitude or which results in public disgrace including, but not limited to, conduct for which there is probable cause to believe that, if criminally prosecuted, such conduct would be adjudged felonious; (8) counseling, advising, assisting, procuring or aiding any employee of the Employer in any above-recited conflict of interest; (9) knowing, believing or having reason to know or believe that an employee of the Employer has, is, or is about to engage in any above-recited conflict of interest and not revealing said knowledge or belief and the reason for it to the Employer; (10) receiving, during the term of this Agreement, compensation, income, anything of value, or a future interest in or future entitlement to compensation, income or a thing of value, from any person or entity who or which is engaged in the same or substantially the same business as the Employer in the same product, service or geographical market, except stock dividends and/or capital gains from passive investments in financial institutions by Employee made in the ordinary course of business and as part of Employee's investment portfolio. However, cause shall not be deemed to exist merely because of a difference of opinion between Employee and the Employer, or any employees, directors or officers of either, as to philosophy of management or other personal beliefs.

         12. Termination upon Sale of Business. Notwithstanding anything to the contrary, the Employer may terminate this Agreement upon ten (10) days' notice to the Employee upon the happening of any of the following events:

                  (a) the sale by the Employer of substantially all of its assets to a single purchaser or to a group of associated purchasers;

                  (b) the sale, exchange, or other disposition, in one transaction, of at least two-thirds (2/3) of the outstanding corporate shares of the Employer;

                  (c) a decision by the Employer to terminate its business and liquidate its assets; or

                  (d) the merger or consolidation of the Employer in a transaction in which the shareholders of the Employer receive less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation.

         In order to protect Employee against the possible consequences of such termination and thereby to induce Employee to continue to serve as an employee of Employer, Employer agrees that if (a) this Agreement is terminated as stated in this Section; or (b) one of the actions stated in this Section occurs and Employee leaves the employment of Employer or the resulting entity for whatever reason (other than discharge for cause) within six (6) months after such occurrence:

                  (a) Employee shall be entitled to receive within ten (10) business days of Employee leaving such employment of lump-sum payment in cash in the amount of one year's Base Salary.

                  (b) To the extent Employee is eligible, he shall continue to be covered by all noncash benefit plans of Employer except for the retirement plans or retirement programs in which Employee participates or any successor plans or programs in effect on the date of such acquisition of control, for one year thereafter; provided, however, that if during such time period Employee should enter into the employment of a competitor of Employer, his participation in such noncash benefit plans would cease. In the event Employee is ineligible under the terms of such plans to continue to be so covered, Employer shall provide substantially equivalent coverage through other sources.

                  (c) In addition to the benefits to which Employee is entitled under the retirement plans or programs in which Employee participates or any successor plans or programs in effect on the date of termination of his employment hereunder, Employee shall be paid in one sum in cash at his normal retirement age (or earlier retirement age should he so elect) as defined in the retirement plans or programs in which Employee participates or any successor plans or programs in effect on the date of such acquisition of control, an amount, as an additional retirement benefit, equal to the actuarial equivalent of the additional amount that he would have earned under such retirement plans or programs had he accumulated four additional years of continuous service (after any termination pursuant to this Section 1) under such retirement plans or programs both for purposes of determining eligibility for a benefit and for purposes of calculating the amount of such benefit.

         Employee's benefits hereunder shall be considered severance pay in consideration of his past service, and pay in consideration of his continued service from the date hereof and his entitlement thereto shall not be governed by any duty to mitigate his damages by seeking further employment nor offset by any compensation which he may receive from future employment.

         13. Death During Employment. If the Employee dies during the term of employment, the Employer shall pay to the estate of the Employee the compensation which would otherwise be payable to the Employee up to the end of the month in which his death occurs.

         14. Competition During and After Term. Employee agrees that during the Term hereof, and for a period of one (1) year after the expiration of the Term, he will not, either separately, jointly, or in association with others, directly or indirectly, as an agent, employee, owner, partner, stockholder, or otherwise, allow his name to be used by, or establish, engage in, or become interested in any business, trade or occupation similar to the business being conducted by Employer, in any county in any of the States of the United States in which Employer's business is then being conducted or in any contiguous county, as long as Employer, or any person, firm, or corporation deriving title to the goodwill of, or shares from it, carries on a like business therein. Employer and Employee acknowledge that during the Term of Employee's employment, Employee will acquire special knowledge and/or skill that he can effectively utilize in competition with Employer. Furthermore, although not a term or condition of this Agreement, Employer and Employee acknowledge that, as of the date hereof, it is reasonably contemplated that Employee's services will be utilized by Employer in executive, managerial, and/or supervisory capacities throughout the areas in which Employer conducts its business, and in the general operation of Employer's business wherever it is being conducted, throughout the United States.

         Employee agrees that the remedy at law for any breach by him of the covenants contained herein will be inadequate, and that in the event of a violation of the covenants contained herein, in addition to any and all legal and equitable remedies which may be available, the said covenants may be enforced by an injunction in a suit in equity, without the necessity of proving actual damage, and that a temporary injunction may be granted immediately upon the commencement of any such suit, and without notice. The parties hereto intend that the covenants contained in this Section shall be deemed to be a series of separate covenants, one for each county of each state where Employer does business. If, in any judicial proceeding, a court shall refuse to enforce any or all of the separate covenants deemed included in such action, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purposes of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such proceeding. Furthermore, if in any judicial proceeding a court shall refuse to enforce any covenant by reason of the duration or extent thereof, such covenant shall be construed to have only the maximum duration or extent permitted by law.

         15. Notices. Any notice required or desired to be given under this Agreement shall be deemed given if in writing sent by certified mail to his residence, in the case of the Employee, or to its principal office, in the case of the Employer.

         16. Waiver of Breach. The waiver by the Employer of a breach of any provision of this Agreement by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Employee. No waiver shall be valid unless in writing and signed by an authorized officer of the Employer.

         17. Assignment. The Employee acknowledges that the services to be rendered by him are unique and personal. Accordingly, the Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights and obligations of the Employer under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Employer.

         18. Entire Agreement. This Agreement contains the entire understanding of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

         19. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Alabama.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                  EMPLOYER:

                                  VALLEY NATIONAL BANK

                                  By:     /s/ Steven R. Townson
                                      ------------------------------------

                                  Title:  President and Chief Executive Officer
                                        ----------------------------------------


                                  EMPLOYEE:


                                      /s/James Jefferson Torbert
                                  ------------------------------------
                                  James Jefferson Torbert